UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 13, 2009

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 13, 2009, the Registrant received a notice from the NYSE Alternext US LLC (the “Alternext”) indicating that the Registrant was not in compliance with Section 1003(a)(ii) of the Alternext Company Guide (the “Company Guide”) due to the Registrant’s stockholders’ equity being less than $4,000,000 and the Registrant having losses from continuing operations and net losses in three of its four most recent fiscal years and Section 1003(a)(iii) of the Company Guide due to the Registrant’s stockholders’ equity being less than $6,000,000 and the Registrant having losses from continuing operations and net losses in its five most recent fiscal years. Therefore the Company has become subject to Section 1009 of the Company Guide regarding continued listing evaluations.

In order to maintain its Alternext listing, the Registrant must submit a plan of compliance to the Alternext by March 13, 2009 (the “Plan”), addressing how it intends to regain compliance with Sections 1003(a)(ii) and 1003(a)(iii) of the Company Guide within a maximum of 18 months (the “Plan Period”). The Corporate Compliance Department management will evaluate the Plan, including any supporting documentation, and make a determination as to whether the Registrant has made a reasonable demonstration in the Plan of an ability to regain compliance with the continued listing standards within the specified timeframes, in which case the Plan will be accepted. If the Plan is accepted, the Registrant may be able to continue its listing during the Plan Period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the Plan. If the Registrant does not submit a Plan, if the Registrant submits a Plan that is not accepted or if the Plan is accepted but the Registrant is not in compliance with the continued listing standards at the conclusion of the Plan Period or does not make progress consistent with the Plan during the Plan Period, the Registrant may become subject to delisting proceedings in accordance with Section 1010 and Part 12 of the Company Guide.

The Registrant intends to submit a Plan by March 13, 2009. The Registrant is working diligently to formulate the structure of the Plan to bring the Registrant’s stockholders’ equity into compliance with the continued listing standards in the Company Guide.

On February 20, 2009, the Registrant issued a press release disclosing its receipt of the notice from the Exchange summarized above and the fact that the Company is not in compliance with the Exchange’s continued listing requirements. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 20, 2009, regarding the Notice from the NYSE Alternext for failure to satisfy continued listing requirements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: February 20, 2009	By:	/s/ Randal Hardy
Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 20, 2009, regarding the Notice from the NYSE Alternext for failure to satisfy continued listing requirements